SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED).
                                  JULY 17, 2006


                            WORLDWATER & POWER CORP.
                            ------------------------

               (Exact Name of Registrant as specified in charter)

      Delaware                      0-16936                 33-0123045
      --------                   ------------            ----------------
 (State or other jurisdic-        (Commission           (IRS Employer
  tion of incorporation)          File Number)         Identification No.)



                            Pennington Business Park
                                55 Rt. 31 South
                              Pennington, NJ  08534

               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)



         Registrant's telephone number, including area code 609-818-0700



                                WorldWater Corp.

         (Former name or former address, if changed since last report.)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On July 17, 2006 WorldWater & Power Corp., ("WorldWater") formerly known as WorldWater Corp., issued a press release announcing the appointment of a new Chief Financial Officer. A copy of the press release is furnished as Exhibit
99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1     Press Release dated July 17, 2006.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & POWER CORP.



By:  /s/ James S. Farrin
----------------------------------------
James S. Farrin
Chief Executive Officer

Date: July 18, 2006

Exhibit 99.1


                                        FOR RELEASE ON 7/17/06 AT 7:30 A.M. EDT
                                        ---------------------------------------


            WORLDWATER & POWER ANNOUNCES NEW CHIEF FINANCIAL OFFICER

PENNINGTON, N.J. - JULY 17, 2006 - WorldWater & Power Corp. (OTC BB: WWAT.OB), developer and marketer of proprietary high-power solar systems, today announced that, effective July 10, 2006, Larry Crawford was appointed Chief Financial Officer of the company, replacing James S. Brown, who will now assume a new role in project financing. Mr. Crawford was previously Chief Financial Officer and Executive Vice President of Escala Group and brings many years of experience in financial reporting and strategic planning. Mr. Brown will now focus on implementing appropriate mechanisms needed for financing the company's large backlog of projects.

"I am very pleased to announce these management changes, which will improve the execution of our company's growth strategy," said Quentin T. Kelly, Chairman of WorldWater & Power Corp. "Larry brings a wealth of experience in public reporting and financial management, which we will require as our growth accelerates. Jim Brown's new role will streamline our efforts to accelerate the financing process."

In addition, Mr. Kelly continued, "We are on track to achieve record revenue this year and are rapidly making progress with our largest customer to date - the $7.8 million Farm ACW avocado ranch project in California. With our growing backlog of orders and potential pipeline of new business opportunities, along with our recent announcement to acquire ENTECH, we are very focused on executing our business plan this year and will be well positioned for 2007 and beyond."


Larry  Crawford
---------------
Prior to joining WorldWater & Power, Mr. Crawford served as Chief Financial Officer and Executive Vice President of Escala Group, Inc., a position held since 2001. He was previously Chief Financial Officer of Arzee Holdings, Inc., from 1996 to 2001, and Vice President of Finance and Chief Financial Officer of Talon, Inc., a subsidiary of Coats Viyella plc., from 1987 to 1996. Mr. Crawford is a certified public accountant and received his B.A. from Pennsylvania State University and an M.B.A. from the Lubin School of Business of Pace University.

James  S.  Brown
----------------
Mr. Brown joined WorldWater & Power in May, 2004. Prior to this, he served as an independent financial consultant and held senior executive positions in project finance with Energy Wholesales Operations, El Paso Energy International, Westmoreland Energy and AMVEST Corporation.

                                                                          --More

ABOUT  WORLDWATER  &  POWER  CORP.:

WorldWater & Power Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Power Corp., visit the website at www.worldwater.com.
                                        ------------------

FORWARD  LOOKING  STATEMENT:

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

                                       ###

                 WORLDWATER & POWER CONTACT: Jessie Sullivan: (609) 818-0700 X20
                                                        JSullivan@worldwater.com
                                                        ------------------------

                                     PRESS CONTACT: Mike Breslin Productions LLC
                                                    Mike Breslin: (201) 652-1287
                                                                   mbrez@aol.com
                                                                   -------------

                                  INVESTOR CONTACT: Jody Burfening / Chris Witty
                                            Lippert/Heilshorn & Associates, Inc.
                                                           Phone: (212) 838-3777
                                                                 cwitty@lhai.com
                                                                 ---------------